Viscount Systems, Inc.

Investorideas. com
Security Technology Showcase

March 12, 2014
New York Hilton

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Forward looking statements: This presentation and other statements by Viscount Systems Inc. may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to the outlook for earnings and revenues, other future financial or business performance, strategies and expectations. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "estimate," "position," "assume," "potential," "outlook," "continue," "remain," "maintain," and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," or similar expressions.

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Broker Dealer services are provided through Pickwick Capital Partners, LLC (“Pickwick”), a member of FINRA and SIPC.

Mission Statement

Become the Standard Software
Platform to Unify
Cyber Security and Physical
Security Systems

Company Profile

•	Public Company (OTC Symbol VSYS)

•	Vancouver, Canada HQ, Nevada Corporation, 26 FTEs

•	Core business (intercoms and telephone entry business) established for 12 years.

•	Now IT-Based Physical and Cyber Security Software.

•	Viscount’s “Freedom” access control software eliminates control panels and enables IT to control and secure physical security systems at substantial cost savings & tie to cyber security

•	Enables smart phones to replace employee ID cards

Investment Highlights

•	Strong IP Portfolio – 8 core patents and 65 Patent Claims Filed Since 12/2010

•	Pioneer in Commercializing Browser and Cloud-Based Security Systems

•	Diverse Client Base (Energy, University, Banks, Healthcare, Govt, Enterprise)

•	Leading Strategic Partners (Microsoft, Schneider, Stanley, Johnson Controls)

•	Recently Signed Revenue Share Agreement with Microsoft

•	Board of Directors Comprised of Senior Industry Executives and Former Government Officials (Honeywell, ADT, DHS, State Dept.)

•	Company has recently raised cash to build resources to accelerate current revenue growth and become cash flow positive

History and Background

•    Established Revenue Growth:

•   2010-2012: ~$3M per year in annual revenue
•   2013: $4M+ in revenue (first full year of new ‘Freedom” SW Sales)
•   2014: projecting $7-8M in revenue

•    Current Cash Burn ~$60-70K/month (not a capital intensive business)

•    Board appointed Dennis Raefield as CEO on February 17, 2014

Dennis Raefield Bio

•   President, Honeywell access control division, grew $5M to $120M revenue in 4 years

•   CEO of MACE, a publicly traded maker of access control, video, pepper spray and central station segments

•   At Pinkerton as Division CEO, grew access control division from $15M to $80M in 3 years (organic and rollup)

•   Successfully sold $15M, 20 year old access control integration business to Pinkerton (now Stanley)

•   CEO of two global access control manufacturing companies ($43M)

Industry Challenges

•	Hackers Penetrate Networks Through Access Control Hardware (Readers, Access Control Panels)- Back Door Weaknesses

–	Target data breach caused by HVAC Contractor password being stolen

–	“Stuxnet” Virus Penetrated Industrial Access Control Systems

–	Google campus take down through hacking of access control panels

•	Existing Access Control Systems are Proprietary and Hardware Centric

–	80% of System Cost in Hardware - Control Panels and Cables - $3,500 per door

–	Inherently Unsecure and “Hackable” - Exposed on Board Code and Database

–	Lack Compliance with new U.S. Government Standards (HSPD12, FIPS 201)

•	The IT Department is the New Gate Keeper for Physical Security Systems

Risks to IndustrialControl Systems

HLS Deputy Under Secretary Philip Reitinger, National Protection and Programs Directorate, Before the United States House Committee on Homeland Security Subcommittee on Cyber Security, Infrastructure Protection, and Security Technologies, "Examining the Cyber Threat to Critical Infrastructure and " . 2011 16 , Economy the American March

     "A real-world threat emerged last year that significantly changed the landscape of targeted cyber attacks on industrial control systems. Malicious code, dubbed Stuxnet, was detected in July 2010. DHS analysis concluded that this highly complex computer worm was the first of its kind, written to specificall y target mission -critical control panel systems running a specific combination of software and hardware. ”

Control Panels Create Risk

“Countless servers, access control panels, security cameras, heating systems, nuclear plants and energy plants are connected to the Internet. Many use “admin” as their username and “1234” as their password to access these control systems. It’s a massive security failure”

- CNN, “The Cybercrime Economy”

4/8/13

“Researchers Hack Building Control System at Google”

- Wired. com, 5/6/13

“Vulnerability Lets Hackers Control Building Locks, Electricity, Elevators and More”

- Wired. com, 2/6/13

Viscount Solution

•	We have no control panel to be hacked!

•	We use the existing hardened IT infrastructure to protect physical access systems. Use the cyber protections that already exist!

•	Viscount’s Freedom Technology Enables IT to Control Physical Security Systems

–	Uses Existing IT Software to Authenticate User (Microsoft Active Directory or LDAP)

–	Eliminates 50% to 80% of Hardware Requirements, Cost Per Door $500 - $1,000

–	Provides Much Higher Levels of Encryption, Cyber Security and Compliance

–	Also enables “SaaS” Model Through Cloud Provisioning

•	Software Trumps Hardware. Built in flexibility and upgrades

•	Integrates Building Control Systems on Common IT Platform

•	Large Addressable Markets (TAM Exceeds $100 Billion)

Comparison

Traditional Panel System	Freedom

• Access Control Panel Required	• Eliminates Access Control Panel
• No Encryption (Not Cyber Secure)	• Encryption (Cyber Secure)
• Firmware Must Match Software	• No Firmware to Sync
• Labor-Intensive Installation	• Easy installation – New and Retrofit
• Power Intensive	• Very Low Power – a “Green” Solution
• Very Expensive Expansion	• Expansion and upgrades are Software Based

What Makes Viscount Unique?

•   New market entrant offering both desperately needed cyber features AND competitive price

•   Successfully competing against established players: Tyco, UTC, Honeywell, Schneider Electric

•   Competitors have too much invested in legacy hardware/software to quickly adapt

•   We are nimble and responsive, they are large and bureaucratic and beholden to a huge installed base

•   Our competitors are also a potential exit plan

Impressive and Diverse Client Base

•	Government: US Department of Homeland Security, US Dept. of Labor, US Veteran’s Administration, US Social Services Administration

•	Petrochemical: Methanex Corporation

•	Infrastructure: SEA-TAC Airport

•	Law enforcement: Colorado Correctional Facilities

•	Education: New Mexico and North Dakota K-12 School Districts

•	Healthcare: Sun Healthcare

•	Financial: Peoples Bancorp

•	Construction: Hundreds of Office Buildings and Hi-Rise Condos

Microsoft

•	November 2013 – Viscount Signs Revenue Share Agreement with Microsoft

•	April 2013 - Viscount Becomes Certified Microsoft Technology Partner

–	Viscount Technology Deployed in Microsoft Global Security Ops Center in Redmond, WA

–	Uses Windows Phone to Open Doors, Control Lights, Raise/Lower Shades

•	First Physical Security Technology Certified on Microsoft Cloud (Azure)

•	Winner of 2012 Microsoft “Be What’s Next” Award

•	Included in Microsoft’s Booth at Last Three Industry Trade Shows

•	Leverages Microsoft Active Directory Software Into Physical Security Sector

•	Microsoft Showcases Viscount as their Solution for Unified Cyber/Physical Security Technology

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Signed Strategic Partnerships

•	Microsoft

•	Stanley Security Solutions

•	Johnson Controls

•	Schneider Electric

•	Ingersoll-Rand

•	ADI Distribution (Honeywell)

•	Tri-Ed Distribution

Non-Security Opportunities

•	PLC’s (Programmable Logic Controllers)

•	Energy/Utilities: SCADA (Supervisory Control And Data Acquisition)

•	Physical Security (Card Access, Video)

•	HVAC (Heating, Ventilation, Air Conditioning)

•	Fire Alarm

•	Intrusion Alarm

Collective Market Over $100 Billion

IP - Patents

•	8 Core Patents and 65 Patent Claims Filed Since Dec. 2010

–	Unified Physical/Logical Security

–	Mobile Security Applications

–	IP Edge Security and PLC devices

–	Non-Traditional Unified IP Building Platforms

2013 Liberty Product Intro

•	Created new product for 2nd tier installers sold through Distribution

•	Launched new Product Line called Liberty for the mass market

•	Liberty could exceed the market size of Freedom

•	Successful rollout in October 2013

•	Signed two largest security systems distributors in US market

•	Concept to launch of Liberty in 4 months

How We Defend Technology

Our competitors can copy us, but…

•   It takes significant time, money, a complete change in their culture, different channel strategy, and writing off millions in R&D investment

•   R&D for these firms is set for years in advance. They have little capacity to start in a new direction

•   We have strong IP Patent Protection (patents applied for)

•   Cheaper to buy us (to kill us or allow parallel development) than to start from scratch

•   Risk is minimal

Exit Scenarios

•    Strategic Sale

•   Future sale to one of four major players

•   We have already been approached by three of our largest competitors

•   Future sale to other competitors

•   Future sale to Integrators

•   Future sale to IT manufacturers

•    Financial Sponsors - strategy for large scale growth

•    Stock market - remain independent with continued performance and profitability

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Thank You

• Thank You for your valuable time

• More information at www.viscount. com

• More investment information from:

•Scott Greiper, Secure Strategy Group, www.securesg. com